                                                                    EXHIBIT 99.8

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $575,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC2

                                   [SURF LOGO]
                         [LITTON LOAN SERVICING, L.P.]
                                    SERVICER

                            [J.P. MORGAN CHASE BANK]
                                    TRUSTEE

                                 [MAY 25, 2004]

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal               SURF 2004-BC2
Account            SSRM - David Burt Dburt@ssrm.com
ML Coverage        Jim Peck
Completed          5/25/2004 19:38
Completed by       Alan
Bond               AA/BBB
Comments:          BE cdr

                                                                  1                         2
                                 RATES                         Static                     Static
                                 SPEED       %pricing            50%                       100%
                      DEFAULT SEVERITY                           40%                       40%
                   DEFAULT P&I ADVANCE                      100% Advance               100% Advance
                  DEFAULT RECOVERY LAG         Months            12                         12
                              TRIGGERS                          Fail                       Fail
                          CLEANUP CALL                       To Maturity               To Maturity
                       DEFAULT BALANCE         Capped      Current Balance           Current Balance
                       CPR = CDR + CRR      at prepay      CPR = CDR + CRR           CPR = CDR + CRR
                             CPR = CRR   PSA standard
----    -------   -------    ---------   ------------   -------------------        -------------------
                  INITIAL
                    BOND        SUB-
CLASS   RATINGS     SIZE     ORDINATION
----    -------   -------    ---------   ------------   -------------------        -------------------
 A        AAA      82.05      19.20       CDR
                                          CummLosses
M1        AA        6.70      12.50       CDR           7.76 *MDR_SSRM             8.65 *MDR_SSRM
                                          WAL                               8.56                      4.69
                                          CummLosses    126,217,342.70 (21.95%)    94,960,861.66 (16.51%)
M2        A         5.55       6.95       CDR
                                          CummLosses
M3        A-        1.70       5.25       CDR
                                          CummLosses
B1        BBB       2.75       2.50       CDR           5.03 *MDR_SSRM             2.46 *MDR_SSRM
                                          WAL                              19.74                     11.91
                                          CummLosses    86,781,382.80 (15.09%)     42,441,789.60 (7.38%)
B2        BBB-      1.25       1.25       CDR
                                          CummLosses
                       -       1.25       CDR                                  -                         -
                                          CummLosses
                       -       1.25       CDR                                  -                         -
                                          CummLosses
                       -       1.25       CDR                                  -                         -
                                          CummLosses
OC                  1.25          -                                            -                         -

                                                                   3                         4
                                 RATES                           Static                    Static
                                 SPEED       %pricing             150%                      200%
                      DEFAULT SEVERITY                            40%                       40%
                   DEFAULT P&I ADVANCE                       100% Advance              100% Advance
                  DEFAULT RECOVERY LAG         Months              12                        12
                              TRIGGERS                            Fail                      Fail
                          CLEANUP CALL                        To Maturity               To Maturity
                       DEFAULT BALANCE         Capped       Current Balance           Current Balance
                       CPR = CDR + CRR      at prepay       CPR = CDR + CRR           CPR = CDR + CRR
                             CPR = CRR   PSA standard
----    -------   -------    ---------   ------------   -------------------        -------------------
                  INITIAL
                     BOND         SUB-
CLASS   RATINGS      SIZE    ORDINATION
----    -------   -------    ---------   ------------   -------------------        -------------------
A         AAA      82.05      19.20       CDR
                                          CummLosses
M1        AA        6.70      12.50       CDR           13.87 *MDR_SSRM            23.64 *MDR_SSRM
                                          WAL                              3.50                       2.89
                                          CummLosses    82,225,218.55 (14.30%)     77,426,935.04 (13.47%)
M2        A         5.55       6.95       CDR
                                          CummLosses
M3        A-        1.70       5.25       CDR
                                          CummLosses
B1        BBB       2.75       2.50       CDR           1.87 *MDR_SSRM             1.84 *MDR_SSRM
                                          WAL                              7.47                       4.99
                                          CummLosses    26,643,826.94 (4.63%)      19,129,039.59 (3.33%)
B2        BBB-      1.25       1.25       CDR
                                          CummLosses
                       -       1.25       CDR                                 -                          -
                                          CummLosses
                       -       1.25       CDR                                 -                          -
                                          CummLosses
                       -       1.25       CDR                                 -                          -
                                          CummLosses
OC                  1.25          -                                           -                          -

Deal               SURF 2004-BC2
Account            SSRM - David Burt Dburt@ssrm.com
ML Coverage        Jim Peck
Completed          5/25/2004 19:38
Completed by       Alan
Bond               AA/BBB
Comments:          BE cdr

                                                                   5                          6
                                 RATES                          Forward                    Forward
                                 SPEED       %pricing             50%                        100%
                      DEFAULT SEVERITY                            40%                        40%
                   DEFAULT P&I ADVANCE                        100% Advance               100% Advance
                  DEFAULT RECOVERY LAG         Months              12                         12
                              TRIGGERS                            Fail                       Fail
                          CLEANUP CALL                        To Maturity                To Maturity
                       DEFAULT BALANCE         Capped       Current Balance            Current Balance
                       CPR = CDR + CRR      at prepay       CPR = CDR + CRR            CPR = CDR + CRR
                             CPR = CRR   PSA standard
-----   -------   -------    ---------   -----------    ------------------------   -----------------------
                  INITIAL
                    BOND        SUB-
CLASS   RATINGS     SIZE     ORDINATION
-----   -------   -------    ---------   -----------    ------------------------   -----------------------
 A        AAA      82.05      19.20       CDR
                                          CummLosses
M1         AA       6.70      12.50       CDR           6.38 *MDR_SSRM             6.89 *MDR_SSRM
                                          WAL                              11.42                      5.07
                                          CummLosses    110,071,374.20 (19.14%)    86,453,797.93 (15.04%)
M2          A       5.55       6.95       CDR
                                          CummLosses
M3          A-      1.70       5.25       CDR
                                          CummLosses
B1        BBB       2.75       2.50       CDR           3.93 *MDR_SSRM             1.76 *MDR_SSRM
                                          WAL                              21.86                     12.45
                                          CummLosses    67,803,346.80 (11.79%)     30,364,857.60 (5.28%)
B2        BBB-      1.25       1.25       CDR
                                          CummLosses
                       -       1.25       CDR                                  -                         -
                                          CummLosses
                       -       1.25       CDR                                  -                         -
                                          CummLosses
                       -       1.25       CDR                                  -                         -
                                          CummLosses
OC                  1.25          -                                            -                         -

                                                                   7                         8
                                 RATES                          Forward                   Forward
                                 SPEED       %pricing             150%                      200%
                      DEFAULT SEVERITY                            40%                       40%
                   DEFAULT P&I ADVANCE                       100% Advance              100% Advance
                  DEFAULT RECOVERY LAG         Months              12                       12
                              TRIGGERS                            Fail                     Fail
                          CLEANUP CALL                        To Maturity               To Maturity
                       DEFAULT BALANCE         Capped       Current Balance          Current Balance
                       CPR = CDR + CRR      at prepay       CPR = CDR + CRR          CPR = CDR + CRR
                             CPR = CRR   PSA standard
-----   -------   -------    ---------   -----------    ------------------------   -----------------------
                  INITIAL
                    BOND        SUB-
CLASS   RATINGS     SIZE     ORDINATION
-----   -------   -------    ---------   -----------    ------------------------   -----------------------
 A        AAA      82.05      19.20       CDR
                                          CummLosses
M1         AA       6.70      12.50       CDR           11.95 *MDR_SSRM           22.02 *MDR_SSRM
                                          WAL                              3.60                      2.92
                                          CummLosses    77,600,874.18 (13.50%)    74,740,064.78 (13.00%)
M2          A       5.55       6.95       CDR
                                          CummLosses
M3          A-      1.70       5.25       CDR
                                          CummLosses
B1        BBB       2.75       2.50       CDR           1.34 *MDR_SSRM            1.46 *MDR_SSRM
                                          WAL                              7.80                      5.28
                                          CummLosses    20,572,922.50 (3.58%)     15,941,134.63 (2.77%)
B2        BBB-      1.25       1.25       CDR
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
OC                  1.25          -                                           -                         -

Deal               SURF 2004-BC2
Account            SSRM - David Burt Dburt@ssrm.com
ML Coverage        Jim Peck
Completed          5/25/2004 19:38
Completed by       Alan
Bond               AA/BBB
Comments:          BE cdr

                                                                   9                         10
                                 RATES                        Forward+200               Forward+200
                                 SPEED       %pricing             50%                       100%
                      DEFAULT SEVERITY                            40%                       40%
                   DEFAULT P&I ADVANCE                       100% Advance              100% Advance
                  DEFAULT RECOVERY LAG         Months              12                        12
                              TRIGGERS                           Fail                      Fail
                          CLEANUP CALL                        To Maturity               To Maturity
                       DEFAULT BALANCE         Capped       Current Balance           Current Balance
                       CPR = CDR + CRR      at prepay       CPR = CDR + CRR           CPR = CDR + CRR
                             CPR = CRR   PSA standard
-----   -------   -------    ---------   -----------    ------------------------   -----------------------
                  INITIAL
                    BOND        SUB-
CLASS   RATINGS     SIZE     ORDINATION
-----   -------   -------    ---------   -----------    ------------------------   -----------------------
 A       AAA       82.05      19.20       CDR
                                          CummLosses
M1        AA        6.70      12.50       CDR           5.37 *MDR_SSRM            5.71 *MDR_SSRM
                                          WAL                             14.10                      5.52
                                          CummLosses    92,647,321.20 (16.11%)    78,800,925.00 (13.70%)
M2         A        5.55       6.95       CDR
                                          CummLosses
M3         A-       1.70       5.25       CDR
                                          CummLosses
B1       BBB        2.75       2.50       CDR           2.45 *MDR_SSRM            1.33 *MDR_SSRM
                                          WAL                             22.71                     12.88
                                          CummLosses    42,269,262.00 (7.35%)     22,946,170.80 (3.99%)
B2       BBB-       1.25       1.25       CDR
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
OC                  1.25          -                                           -                         -

                                                                  11                        12
                                 RATES                        Forward+200               Forward+200
                                 SPEED       %pricing             150%                      200%
                      DEFAULT SEVERITY                            40%                       40%
                   DEFAULT P&I ADVANCE                       100% Advance              100% Advance
                  DEFAULT RECOVERY LAG         Months              12                        12
                              TRIGGERS                           Fail                      Fail
                          CLEANUP CALL                        To Maturity               To Maturity
                       DEFAULT BALANCE         Capped       Current Balance           Current Balance
                       CPR = CDR + CRR      at prepay       CPR = CDR + CRR           CPR = CDR + CRR
                             CPR = CRR   PSA standard
-----   -------   -------    ---------   -----------    ------------------------   -----------------------
                  INITIAL
                    BOND        SUB-
CLASS   RATINGS     SIZE     ORDINATION
-----   -------   -------    ---------   -----------    ------------------------   -----------------------
 A       AAA       82.05      19.20       CDR
                                          CummLosses
M1        AA        6.70      12.50       CDR           10.2 *MDR_SSRM            19.22 *MDR_SSRM
                                          WAL                              3.73                      2.98
                                          CummLosses    72,894,959.05 (12.68%)    70,643,846.11 (12.29%)
M2         A        5.55       6.95       CDR
                                          CummLosses
M3         A-       1.70       5.25       CDR
                                          CummLosses
B1       BBB        2.75       2.50       CDR           0.94 *MDR_SSRM            1.04 *MDR_SSRM
                                          WAL                              8.23                      5.64
                                          CummLosses    15,393,190.67 (2.68%)     12,112,968.03 (2.11%)
B2       BBB-       1.25       1.25       CDR
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
OC                  1.25          -                                           -                         -

Deal               SURF 2004-BC2
Account            SSRM - David Burt Dburt@ssrm.com
ML Coverage        Jim Peck
Completed          5/25/2004 19:38
Completed by       Alan
Bond               AA/BBB
Comments:          BE cdr

                                                                  13                        14
                                 RATES                        Forward+400               Forward+400
                                 SPEED       %pricing             50%                      100%
                      DEFAULT SEVERITY                            40%                      40%
                   DEFAULT P&I ADVANCE                        100% Advance              100% Advance
                  DEFAULT RECOVERY LAG         Months              12                       12
                              TRIGGERS                            Fail                     Fail
                          CLEANUP CALL                        To Maturity               To Maturity
                       DEFAULT BALANCE         Capped       Current Balance           Current Balance
                       CPR = CDR + CRR      at prepay       CPR = CDR + CRR           CPR = CDR + CRR
                             CPR = CRR   PSA standard
----    -------   -------    ---------   ------------   -------------------        -------------------
                  INITIAL
                     BOND         SUB-
CLASS   RATINGS      SIZE    ORDINATION
----    -------   -------    ---------   ------------   -------------------        -------------------
A         AAA      82.05      19.20       CDR
                                          CummLosses
M1        AA        6.70      12.50       CDR           3.92 *MDR_SSRM            4.27 *MDR_SSRM
                                          WAL                             16.66                      6.82
                                          CummLosses    67,630,819.20 (11.76%)    65,029,119.55 (11.31%)
M2        A         5.55       6.95       CDR
                                          CummLosses
M3        A-        1.70       5.25       CDR
                                          CummLosses
B1        BBB       2.75       2.50       CDR           0.61 *MDR_SSRM            0.44 *MDR_SSRM
                                          WAL                             23.30                     13.71
                                          CummLosses    10,524,183.60 (1.83%)     7,591,214.40 (1.32%)
B2        BBB-      1.25       1.25       CDR
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
OC                  1.25          -                                           -                         -

                                                                  15                         16
                                 RATES                        Forward+400               Forward+400
                                 SPEED       %pricing             150%                      200%
                      DEFAULT SEVERITY                            40%                       40%
                   DEFAULT P&I ADVANCE                        100% Advance              100% Advance
                  DEFAULT RECOVERY LAG         Months              12                         12
                              TRIGGERS                            Fail                       Fail
                          CLEANUP CALL                        To Maturity               To Maturity
                       DEFAULT BALANCE         Capped       Current Balance           Current Balance
                       CPR = CDR + CRR      at prepay       CPR = CDR + CRR           CPR = CDR + CRR
                             CPR = CRR   PSA standard
----    -------   -------    ---------   ------------   -------------------        -------------------
                  INITIAL
                     BOND         SUB-
CLASS   RATINGS      SIZE    ORDINATION
----    -------   -------    ---------   ------------   -------------------        -------------------
A         AAA      82.05      19.20       CDR
                                          CummLosses
M1        AA        6.70      12.50       CDR           7.76 *MDR_SSRM            16.2 *MDR_SSRM
                                          WAL                              3.97                      3.05
                                          CummLosses    64,816,226.43 (11.27%)    64,777,614.37 (11.27%)
M2        A         5.55       6.95       CDR
                                          CummLosses
M3        A-        1.70       5.25       CDR
                                          CummLosses
B1        BBB       2.75       2.50       CDR           0.42 *MDR_SSRM            0.56 *MDR_SSRM
                                          WAL                              8.71                      6.02
                                          CummLosses    7,246,159.20 (1.26%)      7,257,873.72 (1.26%)
B2        BBB-      1.25       1.25       CDR
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
                       -       1.25       CDR                                 -                         -
                                          CummLosses
OC                  1.25          -                                           -                         -

Deal               SURF 2004-BC2
Account            SSRM - David Burt Dburt@ssrm.com
ML Coverage        Jim Peck
Completed          5/25/2004 19:38
Completed by       Alan
Bond               AA/BBB
Comments:          BE cdr

                                                                   17
                                 RATES                          Forward
                                 SPEED       %pricing     50% Fixed/100% ARM
                      DEFAULT SEVERITY                             40%
                   DEFAULT P&I ADVANCE                       100% Advance
                  DEFAULT RECOVERY LAG         Months             12
                              TRIGGERS                           Fail
                          CLEANUP CALL                        To Maturity
                       DEFAULT BALANCE         Capped       Current Balance
                       CPR = CDR + CRR      at prepay       CPR = CDR + CRR
                             CPR = CRR   PSA standard
----    -------   -------    ---------   ------------   -------------------
                  INITIAL
                     BOND         SUB-
CLASS   RATINGS      SIZE   ORDINATION
----    -------   -------    ---------   ------------   -------------------
A         AAA      82.05      19.20       CDR
                                          CummLosses
M1        AA        6.70      12.50       CDR           6.7 *MDR_SSRM
                                          WAL                              9.25
                                          CummLosses    87,566,890.35 (15.23%)
M2        A         5.55       6.95       CDR
                                          CummLosses
M3        A-        1.70       5.25       CDR
                                          CummLosses
B1        BBB       2.75       2.50       CDR           1.82 *MDR_SSRM
                                          WAL                             20.18
                                          CummLosses    31,400,023.20 (5.46%)
B2        BBB-      1.25       1.25       CDR
                                          CummLosses
                       -       1.25       CDR                                 -
                                          CummLosses
                       -       1.25       CDR                                 -
                                          CummLosses
                       -       1.25       CDR                                 -
                                          CummLosses
OC                  1.25          -                                           -